  March 1, 2015

Summary
Prospectus

Victory Select Fund

Class A   VFSAX

Class I   VSIFX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-3863

Select Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	6.51%	3.93%
Total Annual Fund Operating Expense	7.41%	4.58%
Fee Waiver/Expense Reimbursement	(6.26)%	(3.68)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.15%	0.90%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 14.

2The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) of Class A and Class I shares do not exceed 1.15% and 0.90%, respectively, until at least February 28, 2019. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Select Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Year	10 Year
Class A	$685	$919	$1,846	$5,577
Class I	$92	$287	$930	$3,659

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Select Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of established large cap U.S. companies and foreign issuers that are traded on U.S. exchanges (including ADRs). The Fund will hold approximately 20-30 stocks. The Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation. At times, the Fund may hold up to 25% of the Fund in cash or cash equivalents.

The Fund invests in both growth and value securities.

■  Growth securities are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value securities are stocks that the Adviser believes are intrinsically worth more than their market value.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund is non-diversified. As such, the Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

The prices of securities held by the Fund may not appreciate in line with the Fund's objective or may decline in value if any of the following occurs:

■  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

■  Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest in is rapidly rising.

■  Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.

■  Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Select Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the S&P 500 Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  4.61% (quarter ended June 30, 2014)

Lowest  0.60% (quarter ended March 31, 2014)

Select Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2014)	1 Year (or Life of Class)[1]
CLASS A
Before Taxes	3.79%
After Taxes on Distributions	2.97%
After Taxes on Distributions and Sale of Fund Shares	2.44%
CLASS I
Before Taxes	10.35%
S&P 500 Index	13.69%

1Inception date of Class A and Class I shares is January 2, 2014.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. serves as the Fund's investment adviser. The portfolio managers primarily responsible for day to day management of the Fund are members of the Adviser's Diversified Equity Management investment team (referred to as an investment franchise).

Portfolio Managers

Lawrence G. Babin is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been a Portfolio Manager of the Fund since 2013.

Paul D. Danes is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been a Portfolio Manager of the Fund since 2013.

Carolyn M. Rains is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2013.

Martin L. Shagrin is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2013.

Thomas J. Uutala is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2013.

Select Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

P.O. Box 182593

Columbus, OH 43218-2593

VF-SEL-SUMPRO (3/15)